                                OPPENHEIMER DIVIDEND GROWTH FUND
                            Supplement dated August 22, 2006 to the
                                Prospectus dated August 1, 2006

     This supplement  amends the Prospectus  dated August 1, 2006 of Oppenheimer
Dividend Growth Fund (the "Fund").

     The section entitled "How to Sell Shares - Receiving Redemption Proceeds by
Wire" on page 28 is  revised  by  deleting  that  section  in its  entirety  and replacing it with the following:

     Receiving  Redemption  Proceeds by Wire. While the Fund normally sends your money by check,  you can arrange to have the proceeds of shares you sell sent by
Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each  request.  To find out how to set up this  feature on your  account or to arrange a wire,  call the
Transfer Agent at 1.800.225.5677.

August 22, 2006                                                      PS0560.001